UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event report) April 2, 2007
CITIZENS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

KENTUCKY	0-20148	61-1187135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12910 SHELBYVILLE ROAD
LOUISVILLE, KENTUCKY 40243
(Address of principal executive offices)

Registrant’s telephone number, including area code: (502) 244-2420

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On April 2, 2007, the Registrant borrowed $300,000 from Darrell R. Wells, an executive officer, director and shareholder of the Registrant. These funds are to be used for working capital purposes, including repayment of the remaining outstanding balance of the Registrant’s commercial bank debt, and to permit maintaining the Registrant’s existing investment portfolio and other liquidity. The loan is unsecured and has a maturity of June 30, 2007. It is anticipated, however, that the maturity of the loan will be extended by agreement of the Registrant and Mr. Wells. The note evidencing the loan includes a call feature permitting Mr. Wells to demand repayment of the entire outstanding balance of the note at any time upon not less than 90 days written notice. Initially, the loan bears interest at nine and one-quarter percent (9.25%) per annum payable on the first day of each calendar quarter (beginning July 1, 2007). The rate will adjust on each interest payment date so as to equal the greater of six percent (6%) or one percent (1%) over its bank lender’s prime rate on that date. In the event of a default under the note, Mr. Wells may, at his option, accelerate the entire principal balance of and all accrued interest on the loan and increase the rate of interest applicable to the entire unpaid principal balance of the loan by four percent (4%).

This loan is on the same terms, in all material respects, as a $5,330,000 loan from Mr. Wells to the Registrant made pursuant to a Second Amended, Consolidated and Restated Promissory Note dated December 28, 2006. A copy of the Second Amended, Consolidated and Restated Promissory Note was filed as Exhibit 10.36 to the Registrant’s Form 8-K dated December 28, 2006.

Mr. Wells is the Registrant’s principal shareholder, chairman of its Board of Directors, and President and Chief Executive Officer.

A copy of the Third Amended, Consolidated and Restated Promissory Note, which also evidences the loan from Mr. Wells to the Registrant made on April 2, 2007, is attached hereto as Exhibit 10.37 and incorporated by reference herein.

Section 2 - Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

(a)     On April 2, 2007, the Registrant borrowed $300,000 from Darrell R. Wells, an executive officer, director and shareholder of the Registrant. The loan is unsecured and has a maturity of June 30, 2007. It is anticipated, however, that the maturity of the loan will be extended by agreement of the Registrant and Mr. Wells. The note evidencing the loan includes a call feature permitting Mr. Wells to demand repayment of the entire outstanding balance of the note at any time upon not less than 90 days written notice.

See the disclosures under Item 1.01 above for the other material terms of the loan from Mr. Wells.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number          Description of Exhibit

10.37	Third Amended, Consolidated and Restated Promissory Note ($5,630,000) to Darrell R. Wells dated as of April 2, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citizens Financial Corporation
Registrant
Date: April 2, 2007

By:
/s/ Len E. Schweitzer Len E. Schweitzer Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
10.37	Third Amended, Consolidated and Restated Promissory Note ($5,630,000) to Darrell R. Wells dated as of April 2, 2007

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